Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Soleno Therapeutics, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), Anish Bhatnagar, President, Chief Executive Officer of the Company does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2021

/s/ Anish Bhatnagar
Anish Bhatnagar
President, Chief Executive Officer
(principal executive officer)